Rule 497(e)
                                        File Nos. 333-38916 and 811-09975




                                   SUPPLEMENT

             Dated October 3, 2001 to Prospectus dated May 1, 2001

                              TT EAFE MUTUAL FUND



FEES

The second paragraph of the section entitled "Managing the Fund - The Investment Manager" is revised to read as follows:

     As payment for serving as Manager, TT International receives a management fee at an annual rate of 0.80% of the Fund's average daily net assets, before any waivers or reimbursements.

The Fee Table and Example on pages 8 and 9 of the Fund's prospectus are revised to read as follows:

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.* The Fund does not have a sales charge (load).

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                None
Redemption Fee........................................................... **

ANNUAL OPERATING EXPENSES
(FEES DEDUCTED FROM FUND ASSETS)***
Management Fees+.........................................................0.80%
Distribution (12b-1) Fees................................................None
Other Expenses++.........................................................0.47%
Total Annual Operating Expenses..........................................1.27%
Fee Waiver+++............................................................0.27%
NET EXPENSES.............................................................1.00%

*      Based on amounts estimated for the fiscal year ending December 31, 2001.
** If you wish to receive your redemption (sale) proceeds by wire, there is a $7 wire fee. This fee may not apply for employer-sponsored accounts.
*** The Fund invests in securities through an underlying mutual fund, TT EAFE Portfolio. This table reflects the expenses of the Fund and TT EAFE Portfolio.
+ For the period from January 1, 2001 (the beginning of the Fund's fiscal year) to May 31, 2001, management fees payable by the Fund, before waivers and reimbursements, were 1.00% of the Fund's average daily net assets.
++ Includes costs of administration, custody, accounting services, and similar expenses.
+++ For the period from June 1, 2001 to December 31, 2001, the Manager has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets. For the period from January 1, 2001 (the beginning of the Fund's fiscal year) to May 31, 2001 this amount was 1.20% of the Fund's average daily net assets.



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EXAMPLE

This example is designed to help you compare the costs of investing in the Fund to the costs of investing in other funds. The example is based on current estimates of operating expenses and assumes operating expenses remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period, and that the fee waiver reflected in the fee table above is in effect for the one year time period. This is only an example; your actual expenses will be different.

                    1 Year                               3 Years
                     $102                                 $376


MINIMUM INVESTMENTS AND BALANCES

The minimum investment level for new accounts presented in the section entitled "Appendix A - Purchases and Sales Outside of Employer-Sponsored Retirement Plans - How to Buy Shares" is revised to read as follows:

         MINIMUM INVESTMENTS

                  NEW ACCOUNTS
                  $3,000,000


The first sentence of the section entitled "Appendix A - Purchases and Sales Outside of Employer-Sponsored Retirement Plans - Minimum Balance" is revised to read as follows:

     If your account falls below $3,000,000 because of redemptions the Fund may close your account by sending you a check for your balance.